Exhibit 10.26
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.
CHANGE ORDER
Additional O&M Support (COVID-19)

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: 00041 DATE OF CHANGE ORDER: October 02, 2020

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.Pursuant to Article 6.1 of the Agreement (Change Orders Requested by Owner), Parties agree this Change Order includes the following additional O&M support to mitigate the effects of COVID-19.

i.This Change Order includes the additional BHGE operator training sessions when Owner initiated risk mitigation associated with COVID-19 that limited the number of attendances in each training session. This Change Order is based on BHGE providing one (1) additional session for Owner’s O&M personnel.

ii.This Change Order includes Contractor’s supplemental resources in lieu of Owner seconded Operators as agreed in the revised plan documented in Owner Letter No. CCLIQ2-BE-C20-016, dated 7 April 2020.

2.The summary cost breakdown of this Change Order is detailed in Exhibit 1 of this Change Order.

3.The detailed cost breakdown of this Change Order is provided in Exhibit 3 of this Change Order.

4.Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (00001-00040)...............................................................		$56,774,972
The Contract Price prior to this Change Order was...........................................................................................		$2,416,774,972
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,416,986,474

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00040)...............................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00040)...............................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (00001-00040)...............................................................	$(15,701,306)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$279,848,600
The Aggregate Provisional Sum will be changed by this Change Order in the amount of...............................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$279,848,600

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: No

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ BT Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP, Engineering and Construction	Cheniere Program Manager
Title	Title
October 6, 2020	October 2, 2020
Date of Signing	Date of Signing

CHANGE ORDER
Replacement of Owner Spare Parts

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: 00042 DATE OF CHANGE ORDER: December 31, 2020

The Agreement between the Parties listed above is changed as follows:

1.Contractor acknowledges that (a) one (1) rotor (identified as “ROTOR, COMPRESSOR; MCL1404 COMPRESSOR; READY TO SHIPPING SPARE; PN: SSO0961662; S/N: NP634994; GE NUOVO PIGNONE”) procured by Contractor for Subproject 3, which is part of compressor number 23C-1511 (“Compressor”), requires repair before it can be incorporated into Subproject 3 (“Original Rotor”), and (b) other parts in the Compressor have incurred damage and will not be incorporated into Subproject 3 (“Damaged Parts”).

2.Contractor states that the repair of the Original Rotor and subsequent installation of the repaired Original Rotor into Subproject 3 may delay the achievement of Substantial Completion. To mitigate this delay, Contractor has requested Owner provide the following capital spare parts from the Stage 1 Liquefaction Facility: (a) one (1) spare rotor (identified as “ROTOR, COMPRESSOR; MCL1404 COMPRESSOR; READY TO SHIPPING SPARE; PN: SSO0961662; S/N: NP4735357; GE NUOVO PIGNONE”) (“Replacement Rotor”), (b) one (1) Gear and Pinon Set, and (c) one (1) balancing drum seal and other various operating spare parts to be installed in the Compressor (subclauses (a), (b), (c) and the operating spare parts together, the “Replacement Parts”).

3.Owner has no obligation to provide the Replacement Parts to Contractor. Notwithstanding the foregoing, Owner agrees to make the Replacement Parts available to Contractor for the purpose of Contractor installing such Replacement Parts into Subproject 3 (in lieu of installing the Original Rotor and Damaged Parts) based on the conditions stated in this Change Order.

4.Contractor shall repair and restore, or cause to be repaired and restored, the Original Rotor to a condition comparable to new and meeting all requirements under the Agreement (including Article 12), or if the Original Rotor cannot be repaired and restored, Contractor shall procure a new rotor meeting all requirements under the Agreement (including Article 12) (“Refurbished or New Rotor”) and shall deliver the Refurbished or New Rotor to a storage location designated by Owner. Contractor shall use commercially reasonable efforts to make such delivery within one hundred twenty (120) Days after the date of this Change Order if the Original Rotor is repaired and restored or within three hundred and sixty five (365) Days after the date of this Change Order if a new rotor is procured (“Rotor Delivery Date”).

a.Promptly after Contractor agrees with BHGE to a refurbishment or procurement plan for the Original Rotor, Contractor shall provide such refurbishment or procurement plan to Owner and shall provide to Owner for its written approval (such approval not to be unreasonably withheld) a milestone-based schedule for the repair and restoration of the Original Rotor or procurement of the new rotor (“Repair or Procurement Milestone Schedule”), which schedule shall (i) be in accordance with such refurbishment or procurement plan as agreed by Contractor and BHGE, and (ii) set forth a number and description of milestones (and corresponding dates) reasonably acceptable to Owner (“Repair or Procurement Milestones”), including a Repair or Procurement Milestone for the delivery of the Refurbished or New Rotor to Owner with a corresponding date of the Rotor Delivery Date. Once approved in writing by Owner (such approval not to be unreasonably withheld), Contractor shall repair and restore, or cause to be repaired and restored, the Original Rotor or procure a new rotor in accordance with such approved Repair or Procurement Milestone Schedule, unless otherwise agreed in writing between David Craft of Owner and Bhupesh Thakkar of Contractor (both acting reasonably). Notwithstanding the foregoing, any written request by Owner Representative to improve upon the Repair or Procurement Milestone Schedule shall be implemented by Contractor using commercially reasonable efforts.

b.Contractor shall provide access to Owner or Owner’s representatives at any location(s) where repair or restoration of the Original Rotor (or procurement of a new rotor) occurs and shall permit Owner or Owner’s representatives to inspect and monitor the progress of any repair or restoration of the Original Rotor or procurement of a new rotor.

c.Without limiting any of Contractor’s reporting obligations under the Agreement (including the submission of Monthly Progress Reports), Contractor shall, every two weeks commencing on the date of this Change Order, provide a written progress report to Owner covering any repair and restoration or procurement services, delivery and activities performed for the Original Rotor (or new rotor) and procurement and delivery of the New or Refurbished Parts (“Biweekly Progress Reports”), which shall be in similar format and content as required for the Monthly Progress Report requirements under Section 8.7 of Attachment A to the Agreement.

5.Contractor shall, for all Replacement Parts provided by Owner (except for the Replacement or New Rotor), procure for Owner equivalent replacement parts in new condition (or if needed, refurbished parts in a condition comparable to new) and meeting all requirements under the Agreement (including Article 12) (“New or Refurbished Parts”) and shall deliver the New or Refurbished Parts to a storage location designated by Owner. Contractor shall use commercially reasonable efforts to make such delivery within one hundred fifty (150) Days after the date of this Change Order (the “New or Refurbished Part Delivery Date”). Contractor shall also provide to Owner a schedule for the procurement and delivery of the New or Refurbished Parts, which schedule shall account for the delivery of all New or Refurbished Parts to Owner on or before the New or Refurbished Part Delivery Date. Once approved in writing by Owner (such approval not be unreasonably withheld), Contractor shall procure and deliver the New or Refurbished Parts in accordance with such approved schedule, unless otherwise agreed in writing between David Craft of Owner and Bhupesh Thakkar of Contractor (both acting reasonably). Notwithstanding the foregoing, any written request by Owner Representative to improve upon such schedule shall be implemented by Contractor, using commercially reasonable efforts.

6.Contractor shall bear all costs and expenses in relation to repair, restoration, delivery, transportation, installation, uninstallation, removal, return and storage of, or any other services for, the Original Rotor, the Refurbished or New Rotor, the Damaged Parts, the Replacement Parts, the New or Refurbished Parts and Contractor’s performance of its obligations under this Change Order.

7.In the event Owner sustains a failure of any rotor comparable to the Replacement Rotor or any spare parts comparable to any Replacement Part currently in operation in the Stage 1 Liquefaction Facility prior to Contractor achieving Substantial Completion, Contractor shall return and, if applicable, uninstall, the Replacement Rotor or any other such Replacement Part, as applicable, to Owner for use in the Stage 1 Liquefaction Facility, and Contractor shall not be entitled to any Change Order under the Agreement in connection with the return and, if applicable, the uninstallation, of the Replacement Rotor and other Replacement Parts, including no adjustment to the Guaranteed Substantial Completion Date.

8.THE PARTIES AGREE THAT (I) OWNER PROVIDES AND CONTRACTOR SHALL ACCEPT ALL REPLACEMENT PARTS “AS-IS” WITH ANY AND ALL DEFECTS (IF ANY), INCLUDING LATENT DEFECTS; (II) ANY USE OF ANY REPLACEMENT PARTS BY CONTRACTOR, INCLUDING CONTRACTOR’S INCORPORATION OF ANY REPLACEMENT PARTS INTO SUBPROJECT 3, SHALL BE AT CONTRACTOR’S SOLE RISK AND SHALL NOT RELIEVE CONTRACTOR OF ANY OF ITS OBLIGATIONS UNDER THE AGREEMENT (INCLUDING ACHIEVING THE GUARANTEED SUBSTANTIAL COMPLETION DATE, THE MAC AND PERFORMANCE GUARANTEE IN ACCORDANCE WITH THE AGREEMENT); AND (III) OWNER HEREBY DISCLAIMS ANY AND ALL WARRANTIES RELATING TO ALL REPLACEMENT PARTS, INCLUDING THE IMPLIED WARRANTY OF MERCHANTABILITY AND IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE. After installation of any Replacement Parts into the Stage 2 Liquefaction Facility, Article 12 of the Agreement (including the warranty obligations) shall apply to the Replacement Parts as if the Replacement Parts were provided by Contractor under the Agreement.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (00001-00041)...............................................................		$56,986,474
The Contract Price prior to this Change Order was...........................................................................................		$2,416,986,474
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,416,986,474

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00041)...............................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00041)...............................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (00001-00041)...............................................................	$(15,701,306)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$279,848,600
The Aggregate Provisional Sum will be changed by this Change Order in the amount of...............................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$279,848,600

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact)

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ BT Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Michael Dorris
Owner	Contractor
David Craft	Micahel Dorris
Name	Name
SVP, E&C	Senior Project Manager
Title	Title
December 31, 2020	December 31, 2020
Date of Signing	Date of Signing